EX-99.B-77Q1(a)

                      WADDELL & REED ADVISORS FUNDS, INC.

SUB-ITEM 77Q1  Exhibits
(a)
               Articles of Amendment filed by EDGAR on December 15, 2000, as Exhibit EX-99.B(a)wraartamd to Post-Effective Amendment No. 126 to the Registration Statement on Form N-1A (incorporated by reference herein).